UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2021 (December 6, 2021)

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2170 Buckthorne Place, Suite 440
The Woodlands, Texas 77380
(Address of principal executive offices, including zip code)

(800) 832-4242
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Stock Market LLC
Warrants to purchase common stock	THWWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

In connection with advancing Target Hospitality Corp.’s (the “Company”) strategic focus and aligning leadership capabilities within the government services market, as previously disclosed, the Company’s board of directors (the “Board”) recently appointed Mses. Barbara Faulkenberry, Pamela Patenaude and Linda Medler, each with experience in government services, to the Board (effective January 1, 2022 in the case of Ms. Medler). In furtherance of this realignment, on December 6, 2021, each of Messrs. Andrew Studdert, Eli Baker and Gary Lindsay resigned from their respective positions (i) as members of the Board and (ii) as members of the respective committees of the Board on which they served. Mr. Studdert served on the Board as a Class II director while also serving as a member of the Compensation Committee (as chair), the Audit Committee and the Nominating & Corporate Governance committee. Mr. Baker served on the Board as a Class I director while also serving as a member of the Compensation Committee. Mr. Lindsay served on the Board as a Class II director.

Accelerated Vesting of Restricted Stock Unit Grants

Relating to the above resignations and as permitted by the Target Hospitality Corp. 2019 Incentive Award Plan, effective December 31, 2021, the Board approved the accelerated vesting of 38,462 restricted stock units granted to each of Messrs. Studdert, Baker and Lindsay on May 18, 2021.

Committee Composition

Effective January 1, 2022, the committees of the Board will have the members set forth below:

Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Martin Jimmerson (chair)	Jeff Sagansky (chair)	Pamela Hughes Patenaude (chair)
Barbara Faulkenberry	Martin Jimmerson	Jeff Sagansky
Pamela Hughes Patenaude	Joy Berry	Joy Berry
Linda Medler	Linda Medler	Barbara Faulkenberry

Amendment to Employment Agreement with James B. Archer

Effective as of January 1, 2022, James B. Archer, President and Chief Executive Officer of the Company, entered into an amendment to his existing employment agreement providing, among other things, that: (i) the term is extended for 36 months, beginning January 1, 2022; (ii) if Mr. Archer’s employment is terminated other than for cause or with good reason, he will be entitled to 125% of his base salary and target annual bonus for the year of termination plus accrued and unpaid benefits and health insurance continuation for 15 months; and (iii) if Mr. Archer is terminated other than for cause or for good reason within 12 months of a change of control, he will be entitled to 250% of his base salary and his target annual bonus for the year of termination as well as a lump sum payment of the costs that would be incurred by him for continued health insurance coverage for 18 months following such change of control.

The foregoing description of the amendment to Mr. Archer’s employment agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of such amendment which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Employment Agreement with Eric T. Kalamaras

Effective as of January 1, 2022, Eric T. Kalamaras, Chief Financial Officer of the Company, entered into an amendment to his existing employment agreement providing, among other things, that: (i) the term is extended for 36 months, beginning January 1, 2022; (ii) if Mr. Kalamaras’s employment is terminated other than for cause or with good reason, he will be entitled to 12 months base salary and his target annual bonus for the year of termination; and (iii) if Mr. Kalamaras is terminated other than for cause or for good reason within 12 months of a change of control, he will be entitled to 200% of his base salary and his target annual bonus for the year of termination, as well as a lump sum payment of the costs that would be incurred by him for continued health insurance coverage for 18 months following such change of control.

The foregoing description of the amendment to Mr. Kalamaras’s employment agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of such amendment which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amendment to Employment Agreement with Troy Schrenk

Effective as of January 1, 2022, Troy Schrenk, Chief Commercial Officer of the Company, entered into an amendment to his existing employment agreement providing, among other things, that: (i) the term is extended for 36 months, beginning January 1, 2022; (ii) if Mr. Schrenk’s employment is terminated other than for cause or with good reason, he will be entitled to 12 months base salary and his target annual bonus for the year of termination; and (iii) if Mr. Schrenk is terminated other than for cause or for good reason within 12 months of a change of control, he will be entitled to 200% of his base salary and his target annual bonus for the year of termination, as well as a lump sum payment of the costs that would be incurred by him for continued health insurance coverage for 18 months following such change of control.

The foregoing description of the amendment to Mr. Schrenk’s employment agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of such amendment which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description

10.1 Amendment to Employment Agreement with James B. Archer
10.2 Amendment to Employment Agreement with Eric T. Kalamaras
10.3 Second Amendment to Employment Agreement with Troy Schrenk

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: December 10, 2021		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

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